UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2008

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SonomaWest Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-01912	94-1069729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2064 Highway 116 North Sebastopol, California	95472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 824-2534

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

On May 21, 2008, SonomaWest Holdings, Inc. (the "Company") entered into a term loan arrangement to borrow the principal sum of $2.5 million (the "Loan") from Wachovia Bank N.A.("Wachovia").  The Loan is evidenced by a three-year promissory note (the "Note"), made by the Company in favor of Wachovia and bearing interest at the rate of LIBOR plus 2.25% per annum.  The Loan matures on May 1, 2011, prior to which, the Company is obligated to make monthly payments of accrued interest only.

The Note is secured by the Company's North Property, located at 2064 Highway 116 North, Sebastopol, California (the "Property") pursuant to the terms of a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 21, 2008, made by the Company in favor of Wachovia (the "Deed of Trust").  The Note and the Deed of Trust contain standard continuing covenants and agreements.

In connection with the Loan, the Company also entered into an Environmental Indemnity Agreement, dated as of May 21, 2008 (the "Indemnity"), pursuant to which the Company agreed, among other things, to indemnify Wachovia and its assignees against any liabilities arising from or out of (i) certain violations of environmental laws and regulations applicable to the Property, (ii) the presence on the Property of certain hazardous materials, and (iii) any breach by the Company of any representation or warranty made in the Indemnity.

The foregoing description of the Loan is not complete and is qualified in its entirety by the actual terms of the Note, Deed of Trust and Indemnity, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report, respectively.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

 (d)  Exhibits:

10.1 Promissory Note, dated May 21, 2008, made by SonomaWest Holdings, Inc. in favor of Wachovia Bank N.A.

10.2	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 21, 2008, made by SonomaWest Holdings, Inc. in favor of Wachovia Bank N.A.

10.3	Environmental Indemnity Agreement, dated as of May 21, 2008, between SonomaWest Holdings, Inc. and Wachovia Bank N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMAWEST HOLDINGS, INC.

Date: May 28, 2008	By:	/s/ Walker R. Stapleton
Walker R. Stapleton
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note, dated May 21, 2008, made by SonomaWest Holdings, Inc. in favor of Wachovia Bank N.A.
10.2	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 21, 2008, made by SonomaWest Holdings, Inc. in favor of Wachovia Bank N.A.
10.3	Environmental Indemnity Agreement, dated as of May 21, 2008, between SonomaWest Holdings, Inc. and Wachovia Bank N.A.

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